VANGUARD MORGAN(TM) GROWTH FUND

ANNUAL REPORT - SEPTEMBER 30, 2002

THE VANGUARD GROUP(R) LOGO

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

[PICTURE OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN
--John J. Brennan
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Morgan Growth Fund returned -17.0% during the 12 months ended September 30, 2002.

* The fund's decline was disappointing but was not as steep as the declines in our average peer fund, our benchmark index, or the broad stock market.

* The stock market was pummeled in the final six months of the fiscal year amid continuing questions about corporate misdeeds, a drop in profitability at many companies, and concern about tension in the Middle East and conflict with Iraq.

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CONTENTS

   1    Letter from the Chairman
   5    Notices to Shareholders
   6    Report from the Advisers
   9    Fund Profile
  10    Glossary of Investment Terms
  11    Performance Summary
  12    Your Fund's After-Tax Returns
  13    Financial Statements
  27    Advantages of Vanguard.com
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

During a volatile and very difficult period for stocks, Vanguard(R) Morgan(TM) Growth Fund posted a total return of -17.0% in the 12 months ended September 30, 2002. Coming after the steep drop that stocks and your fund suffered last year, this was certainly a disappointing result--and the continuation of a very discouraging period for stock investors. However, we note that our decline in fiscal 2002 was not as severe as that of the overall stock market or our key comparative yardsticks.

     As the table below shows, the Morgan Growth Fund's return was more than 3 percentage points above the average for multi-cap growth funds (our peer group) and more than 5 percentage points above the result of the Russell 3000 Growth Index, which consists of growth issues within the 3,000 largest U.S. stocks. The fund did slightly better than the overall stock market, as measured by the Wilshire 5000 Total Market Index.

------------------------------------------------------------
2002 TOTAL RETURNS                         FISCAL YEAR ENDED
                                                SEPTEMBER 30
------------------------------------------------------------
VANGUARD MORGAN GROWTH FUND
  Investor Shares                                     -17.0%
  Admiral Shares                                      -16.9
Average Multi-Cap Growth Fund*                        -20.4
Russell 3000 Growth Index                             -22.2
Wilshire 5000 Index -17.5
------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     Morgan Growth held up better than the Russell index for two main reasons: first, the fund's sizable holdings of health care stocks didn't fare as badly as those in the index, and second, the fund had a smaller stake in technology stocks, which continued to slide dur-ing the fiscal year. We're grateful to you for staying the course with the Morgan Growth Fund through the stock market's most difficult stretch in decades.

     Details on changes in the fund's net asset value and per-share distributions for both Investor and Admiral Shares can be found in the table on page 5. If you hold your shares in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

STOCK PRICES FELL AMID VALUATION WORRIES, ECONOMIC STRUGGLES, TALK OF WAR

The 12 months ended September 30 were a bleak period for equity investors. The overall stock market rose 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand from the slide that began in March 2000 were

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.
--------------------------------------------------------------------------------
soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2002
                                              ----------------------------------
                                               ONE          THREE          FIVE
STOCKS                                        YEAR          YEARS         YEARS
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)             -19.5%         -12.1%          -1.5%
Russell 2000 Index (Small-caps)              -9.3           -4.1           -3.2
Wilshire 5000 Index (Entire market)         -17.5          -11.7           -2.0
MSCI All Country World Index Free
  ex USA (International)                    -13.1          -13.6           -5.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   8.6%           9.5%           7.8%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index           9.5            8.6            6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    2.0            4.2            4.5
================================================================================
CPI
Consumer Price Index                          1.5%           2.5%           2.3%
--------------------------------------------------------------------------------

     For the full fiscal year, the Wilshire 5000 Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half its value. Price declines were not uniform in the 12-month period, but they were widespread. Growth stocks--generally, shares in companies expected to record rapid increases in earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%. Value stocks did not do much better; the Russell 3000 Value Index returned -15.9%.

     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were 10% lower each quarter than they had been in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

* HIGH-QUALITY BONDS DELIVERED TERRIFIC RESULTS

The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the fiscal year, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

--------------------------------------------------------------------------------
Economic uncertainty drove investors toward bonds with high credit quality.
--------------------------------------------------------------------------------

FOR A SECOND YEAR, YOUR FUND HELD UP RELATIVELY WELL IN TOUGH TIMES

The storm-tossed market dealt Vanguard Morgan Growth Fund a serious setback during fiscal 2002, which proved to be the second consecutive year of steep declines for growth stocks in general and for the fund. However, as in fiscal 2001, Morgan Growth Fund held up better in the heavy weather than did most other multi-cap growth funds or the Russell 3000 Growth Index.

     As noted earlier, the fund's full-year decline was not as sharp as the index's in part because of relatively strong selections in the health care sector. During the year Morgan Growth held more than 20% of its assets in health care, where the fund's holdings returned -8.8% compared with -23.0% for the index sector. In addition, the fund had a smaller commitment to technology stocks than the index (or many peer funds). Morgan Growth's tech stocks declined about -31%, which was right in line with the index return for that sector. Fortunately, the fund held only about 17% of its assets in tech stocks, on average, one-third less than the average tech weighting within the index. For further details on the fund's holdings, see the Report from the Advisers on page 6.

     We're very much aware that beating the index or even other growth funds is not a great comfort to Morgan Growth's shareholders in the midst of this bear market--the longest for U.S. stocks since the 1930s. Yet it's worth noting that the less ground lost during this period, the less a fund must make up when the market rebounds--as it surely will some day.

     As you know, three investment advisers select the fund's stocks. The table below shows the portion of fund assets managed by each adviser at our fiscal year-end.

OVER THE PAST DECADE, A SOLID RECORD

Looking back over the past decade, you'll see that Morgan Growth Fund has been a productive long-term investment. Despite the bear market since March 2000, the fund's ten-year returns are respectable--and better than those of its average peer fund or the Russell 3000 Growth Index. The table on page 4 shows that a hypothetical $10,000 investment made in the fund ten years ago would have grown to about $22,300, more than 8% ahead of the roughly $20,600 that would have accumulated in the average multi-cap growth fund. Your fund has also led its comparative market index,

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                           SEPTEMBER 30, 2002
                                                  ------------------------------
                                                  $ MILLION           PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, llp                   $1,037                  39%
Franklin Portfolio Associates, LLC                      781                  30
Vanguard Quantitative Equity Group                      724                  28
Cash Investments*                                        73                   3
--------------------------------------------------------------------------------
Total                                                $2,615                 100%
--------------------------------------------------------------------------------
* This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

although it slightly trailed a broad market index. We note that indexes have a built-in advantage in that they incur none of the operating or transaction costs that real-world investors (and mutual funds) confront.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   TEN YEARS ENDED
                                                             SEPTEMBER 30, 2002
                                                  ------------------------------
                                                  AVERAGE         FINAL VALUE OF
                                                   ANNUAL              A $10,000
                                                   RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
Morgan Growth Fund
  Investor Shares                                    8.4%                $22,307
Average Multi-Cap Growth Fund                        7.5                  20,567
Russell 3000 Growth Index                            6.3                  18,485
Wilshire 5000 Index                                  8.7                  23,000
--------------------------------------------------------------------------------

     Our margin over our competitors is owed to two factors: the skill of our team of advisers and the year-in, year-out edge provided by Vanguard's low costs. Your fund's expense ratio (annual operating expenses as a percentage of average net assets) is 0.48% for Investor Shares and 0.36% for Admiral Shares. This is far below the 1.68%, or $16.80 per $1,000, charged by the average multi-cap growth fund. Low expenses help us in our effort to outpace competing funds by serving as a head start, year after year.

BUILDING WEALTH INVOLVES TAKING RISK

Investors today probably don't need a reminder that investing involves considerable risk. But we think it's important to bear in mind that a degree of risk must be assumed if one is to build long-term wealth. Stocks have provided superior long-term returns precisely because they entail considerable risk. Investors who avoid the risk of interim downturns open themselves up to the very real risk of failing to meet long-term investment goals.

     We've always advocated, and will continue to advocate, diversifying your investment program as a way to control the amount of risk that you take while enabling you to reap some of the rewards that the financial markets have to offer.

Sincerely,



/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

OCTOBER 9, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2001-SEPTEMBER 30, 2002

                                                        DISTRIBUTIONS PER SHARE
                                                  ------------------------------
                                 STARTING       ENDING     INCOME       CAPITAL
                              SHARE PRICE  SHARE PRICE  DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Morgan Growth Fund
  Investor Shares                  $12.71       $10.49     $0.075        $0.000
  Admiral Shares                    39.44        32.58      0.270         0.000
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
NOTICES TO SHAREHOLDERS

* NEW ADVISORY AGREEMENTS IN PLACE; FUND BENCHMARK CHANGED

On September 1, 2002, the board of trustees of Vanguard Morgan Growth Fund approved new investment advisory agreements with two of the fund's investment managers: Franklin Portfolio Associates, LLC, and Wellington Management Company, llp. The changes concern only the performance benchmark that helps determine the level of each adviser's compensation. The new agreements do not affect the fund's investment objective, strategies, or policies.

     Each of the advisers will continue to be paid a quarterly fee based on average month-end net assets managed during the period. As before, their overall compensation may be adjusted higher or lower, depending on their performance relative to a stock market benchmark. Previously, the benchmark used for this purpose was the Growth Fund Stock Index, a measure of the performance of the average common stock holdings of the 50 largest growth-oriented mutual funds. Under the new agreements, adjustments to each adviser's compensation will be based on performance relative to a more widely known index.

     Wellington Management Company's fee is now based on its performance relative to that of the Russell 3000 Growth Index, a broadly diversified measure of U.S. growth stocks that will also serve as the fund's performance benchmark in shareholder reports and on VANGUARD.COM. Franklin Portfolio Associates' performance fee is based on the Russell Midcap Growth Index. (The Growth Fund Stock Index will be phased out of the compensation calculations over the next several years.)

     The fund's third investment adviser, Vanguard's Quantitative Equity Group, provides its services to the fund at cost.

* SHAREHOLDER PROXY VOTING IN PROGRESS

There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.

     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, Vanguard.com, or by calling Vanguard at 1-800-992-0833.

     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.

REPORT FROM THE ADVISERS

The -17.0% return of Vanguard Morgan Growth Fund's Investor Shares reflected the steep slide in U.S. growth stocks during the 2002 fiscal year. The decline, though very disappointing, was better than the results of the average multi-cap growth fund (-20.4%) and the Russell 3000 Growth Index (-22.2%), the fund's new performance benchmark.

THE INVESTMENT ENVIRONMENT

The past year was a very difficult period that clearly tested the resolve of stock investors. And though we remain confident that economic growth will ultimately drive both corporate earnings and stock prices higher, it is quite possible that equity investors will continue to be disappointed in the near term, at least until we have a resolution to the Iraq situation and stronger evidence of a sustainable economic recovery.

THE FUND'S RELATIVE SUCCESSES

The fund held up better than its comparative measures because of good stock selection in the health care sector and a smaller stake in technology shares. Most of our top-performing stocks were in the health care, technology, and media groups, the last of which has benefited from signs of a revival in advertising. In particular, Immunex (which was bought out by Amgen), Dell, and Viacom performed very well.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------

     Though the overall return of our health care stocks was negative, they still gave us a significant advantage over the Russell 3000 Growth Index. Our holdings in the sector, which accounted for about 21% of assets on average during the period, returned -8.8%, well ahead of the -23.0% return of the index's health shares. We also took advantage of the relatively "good" performance of these stocks by reducing several, including Baxter International and Immunex, from the portfolio when their valuations began to look too high.

     The fund also benefited--relative to the index--from holding bigger stakes in the consumer discretionary and financial services sectors. In both cases, these groups recorded double-digit declines. But because, remarkably, they were still among the best-performing sectors, we scored an advantage over the index by holding more of each. (The fund did record a positive return in one sector, the auto & transportation group, but we held only a tiny portion of assets there.)

     Despite the widespread declines, Morgan Growth owned some winners, including Michaels Stores, whose stock more than doubled in value during the fiscal year; Circuit City; Henry Schein, which sells dental supplies and medical equipment; and Intuit.

THE FUND'S SHORTFALLS

Invariably, there are certain stocks that, with the benefit of hindsight, we wish we had not owned during the year. In fiscal 2002 these included a few names that received a great deal of attention, such as WorldCom (telecommunications) and Tyco (diversified conglomerate). Knowing what we know today about these companies' accounting practices and corporate governance, we would have avoided them.

     Generally, however, the stocks that diminished our relative performance were scattered throughout many industries. This group included AOL Time Warner, insurer American International Group, tech heavyweight Intel, and PepsiCo. Other holdings that hurt us included Home Depot; NVIDIA, which makes computer graphics cards; and Computer Sciences Corporation, which provides information services and software.

     Fortunately,  the  fund's  broad  diversification--it  owned  more than 300
stocks,   and  its  ten  largest   holdings   represented   only  about  15%  of
assets--prevented us from being hurt too badly by any one of these torpedoes.

THE FUND'S POSITIONING

We recognize that many shareholders will focus on the Morgan Growth Fund's poor absolute return and are likely to find little consolation in the fact that the fund performed better than its comparative measures during the fiscal year.

     Though we cannot predict what the future will bring, we expect that the fund will generally reflect the performance of large-capitalization growth stocks in both up and down markets. By concentrating on broad diversification, by avoiding significant "bets" on any particular industry, and by seeking out stocks of fundamentally sound companies that have solid growth potential, we believe we have built a portfolio that is positioned for strong performance relative to our benchmarks.

     As the 2003 fiscal year begins, the fund is overweighted relative to the Russell 3000 Growth Index in health care stocks and consumer discretionary companies (retailers, entertainment, and media businesses). It is underweighted in consumer staples and technology firms.

WELLINGTON MANAGEMENT COMPANY, LLP
FRANKLIN PORTFOLIO ASSOCIATES, LLC
VANGUARD QUANTITATIVE EQUITY GROUP

OCTOBER 15, 2002

FUND PROFILE                                            AS OF SEPTEMBER 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated to both an appropriate market index and a broad market index. Key terms are defined on page 10.


MORGAN GROWTH FUND
-----------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    COMPARATIVE         BROAD
                                      FUND               INDEX*       INDEX**
-----------------------------------------------------------------------------
Number of Stocks                       326                1,862         5,732
Median Market Cap                    $9.5B               $43.2B        $24.8B
Price/Earnings Ratio                 24.8x                24.1x         22.0x
Price/Book Ratio                      3.0x                 4.0x          2.4x
Yield                                                      1.2%          1.8%
  Investor Shares                     0.4%
  Admiral Shares                      0.6%
Return on Equity                     19.7%                25.3%         21.3%
Earnings Growth Rate                 15.4%                13.8%          9.3%
Foreign Holdings                      4.1%                 0.0%          0.3%
Turnover Rate                         104%                   --            --
Expense Ratio                                                --            --
  Investor Shares                    0.48%
  Admiral Shares                     0.36%
Cash Investments                      1.7%                   --            --
-----------------------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                         2.2%
  (software)
First Data Corp.                        1.7
  (financial services)
General Electric Co.                    1.7
  (conglomerate)
Dell Computer Corp.                     1.6
  (computer hardware)
American International Group, Inc.      1.5
  (insurance)
Cisco Systems, Inc.                     1.4
  (computer hardware)
PepsiCo, Inc.                           1.4
  (beverage)
Pharmacia Corp.                         1.3
  (pharmaceuticals)
Electronic Arts Inc.                    1.3
  (computer software)
Pfizer, Inc.                            1.3
  (pharmaceuticals)
--------------------------------------------
Top Ten                                15.4%
--------------------------------------------
The "Ten Largest Holdings" excludes any
temporary cash investments and equity index products.


---------------------------------------------------------------------
VOLATILITY MEASURES
                              COMPARATIVE BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.97                 1.00    0.96          1.00
Beta                  0.87                 1.00    1.20          1.00
---------------------------------------------------------------------


-----------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                  GROWTH
-----------------------------

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                 COMPARATIVE         BROAD
                                  FUND                INDEX*       INDEX**
--------------------------------------------------------------------------
Auto & Transportation             1.6%                  1.4%          2.9%
Consumer Discretionary           26.3                  17.1          15.5
Consumer Staples                  5.9                  10.8           8.0
Financial Services               14.5                  13.0          22.8
Health Care                      28.9                  26.9          14.5
Integrated Oils                   0.5                   0.1           3.8
Other Energy                      1.1                   1.3           2.1
Materials & Processing            1.3                   1.2           3.8
Producer Durables                 2.1                   3.0           3.9
Technology                       13.5                  17.9          11.4
Utilities                         1.7                   0.6           6.4
Other                             2.6                   6.7           4.9
--------------------------------------------------------------------------
*Russell 3000 Growth Index.
**Wilshire 5000 Index.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MORGAN GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1992-SEPTEMBER 30, 2002


       MORGAN GROWTH       AVERAGE
       FUND INVESTOR     MULTI-CAP  RUSSELL 3000         S&P 500       WILSHIRE
              SHARES  GROWTH FUND*  GROWTH INDEX           INDEX     5000 INDEX

199209         10000        10000          10000           10000          10000
199212         10845        11245          10759           10504          10728
199303         11079        11442          10662           10962          11185
199306         11114        11725          10530           11016          11269
199309         11435        12570          10752           11300          11725
199312         11639        12778          11157           11562          11939
199403         11168        12374          10668           11124          11493
199406         10817        11737          10509           11171          11404
199409         11540        12584          11335           11717          12023
199412         11446        12467          11402           11715          11931
199503         12384        13407          12443           12856          13008
199506         13844        14833          13668           14083          14223
199509         15264        16442          14940           15202          15523
199512         15564        16663          15572           16117          16280
199603         16528        17550          16415           16982          17194
199606         17467        18594          17449           17744          17952
199609         18338        19153          17997           18293          18460
199612         19191        19717          18980           19818          19733
199703         19005        18800          18878           20349          19861
199706         22057        21764          22426           23901          23215
199709         25146        24712          24315           25692          25480
199712         25103        24061          24435           26429          25908
199803         28410        27279          28060           30116          29343
199806         29168        27825          29062           31111          29915
199809         24382        23805          26081           28016          26316
199812         30692        30702          32991           33983          31978
199903         32059        32353          34891           35676          33185
199906         35074        34662          36496           38190          35775
199909         33438        33774          35123           35805          33409
199912         41158        46771          44151           41133          39512
200003         44048        53424          47371           42076          41020
200006         42475        50544          45933           40959          39181
200009         41734        51820          43504           40562          39245
200012         36009        41594          34252           37388          35191
200103         30908        31937          27230           32956          30849
200106         33975        34511          29716           34884          33154
200109         26888        25832          23767           29764          27883
200112         31110        30779          27530           32944          31333
200203         30536        29615          26831           33035          31634
200206         26177        24517          21875           28609          27645
200209         22307        20567          18485           23666          23000
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED SEPTEMBER 30, 2002
                                  ---------------------------------- FINAL VALUE
                                      ONE       FIVE        TEN     OF A $10,000
                                     YEAR      YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
Morgan Growth Fund
  Investor Shares                  -17.04%     -2.37%      8.35%         $22,307
Average Multi-Cap Growth Fund*     -20.38      -3.60       7.48           20,567
Russell 3000 Growth Index          -22.22      -5.33       6.34           18,485
S&P 500 Index                      -20.49      -1.63       9.00           23,666
Wilshire 5000 Index                -17.51      -2.03       8.69           23,000
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                         ONE              SINCE    OF A $250,000
                                        YEAR        INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Morgan Growth Fund Admiral Shares     -16.90%            -26.35%        $163,879
Russell 3000 Growth Index             -22.22             -30.10          152,460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-SEPTEMBER 30, 2002

              MORGAN GROWTH               RUSSELL 3000
              FUND INVESTOR               GROWTH INDEX
                     SHARES

1993                   14.3                        7.5
1994                    0.9                        5.4
1995                   32.3                       31.8
1996                   20.1                       20.5
1997                   37.1                       35.1
1998                   -3.0                        7.3
1999                   37.1                       34.7
2000                   24.8                       23.9
2001                  -35.6                      -45.4
2002                  -17.0                      -22.2
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED SEPTEMBER 30, 2002

                                          ONE YEAR    FIVE YEARS      TEN YEARS
                                        ----------------------------------------
MORGAN GROWTH FUND INVESTOR SHARES
  Returns Before Taxes                     -17.04%         -2.37%          8.35%
  Returns After Taxes on Distributions     -17.21          -4.90           5.58
  Returns After Taxes on Distributions
    and Sale of Fund Shares                -10.43          -1.82           6.38
================================================================================

FINANCIAL STATEMENTS                                    AS OF SEPTEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MORGAN GROWTH FUND                             SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.3%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (1.5%)
  FedEx Corp.                                 251,400           $        12,588
* Ryanair Holdings PLC ADR                    341,600                    11,577
  United Parcel Service, Inc.                  55,400                     3,464
* Easyjet Airline Co.                         796,063                     3,255
* JetBlue Airways Corp.                        79,500                     3,206
  Expeditors International of
    Washington, Inc.                           74,100                     2,070
  Southwest Airlines Co.                      140,200                     1,831
  Harley-Davidson, Inc.                        19,500                       906
* Swift Transportation Co., Inc.               27,100                       423
                                                                ----------------
                                                                $        39,320
                                                                ----------------
CONSUMER DISCRETIONARY (25.0%)
  ADVERTISING AGENCIES (0.6%)
  Omnicom Group Inc.                          253,800                    14,132
  Harte-Hanks, Inc.                            93,100                     1,733

CABLE TELEVISION SERVICES (1.3%)
* Liberty Media Corp.                       3,663,400                    26,303
* EchoStar Communications Corp. Class A       472,700                     8,178

CASINOS & Gambling (1.1%)
* Harrah's Entertainment, Inc.                244,600                    11,792
* MGM Mirage, Inc.                            191,700                     7,150
* Mandalay Resort Group                       100,000                     3,355
* GTECH Holdings Corp.                        133,800                     3,321
* Station Casinos, Inc.                       156,100                     2,655

COMMERCIAL INFORMATION SERVICES (0.9%)
* AOL Time Warner Inc.                      1,946,100                    22,769

CONSUMER ELECTRONICS (2.0%)
* Electronic Arts Inc.                        521,000                    34,365
* Yahoo! Inc.                                 967,100                     9,255
* Activision, Inc.                            382,650                     9,157

CONSUMER PRODUCTS (0.9%)
  Kimberly-Clark Corp.                        339,100                    19,207
  Gillette Co.                                135,100                     3,999

EDUCATION--SERVICES (0.3%)
* Apollo Group, Inc. Class A                  133,300                     5,789
* Career Education Corp.                       49,300                     2,367
* University of Phoenix                        33,333                     1,072

ELECTRICAL--HOUSEHOLD APPLIANCES (0.1%)
Maytag Corp.                                  165,800                     3,843

ENTERTAINMENT (1.0%)
* Viacom Inc. Class B                         491,400                    19,926
* Fox Entertainment Group, Inc. Class A       237,200                     5,226

HOUSEHOLD EQUIPMENT & PRODUCTS (0.5%)
  Black & Decker Corp.                        248,800                    10,432
  The Stanley Works                            59,300                     1,937

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MORGAN GROWTH FUND                             SHARES                     (000)
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (0.5%)
* Mohawk Industries, Inc.                     170,800           $         8,480
  Newell Rubbermaid, Inc.                     123,400                     3,809
* Furniture Brands International Inc.          43,900                     1,008
  La-Z-Boy Inc.                                35,800                       831

LEISURE TIME (0.1%)
  Callaway Golf Co.                           141,500                     1,472

MISCELLANEOUS BUSINESS & Consumer
  Discretionary (0.4%)
  E.W. Scripps Co. Class A                    160,000                    11,088

PUBLISHING--MISCELLANEOUS (0.6%)
  News Corp. Ltd. ADR                         670,000                    11,122
  Meredith Corp.                               90,700                     3,905
  R.R. Donnelley & Sons Co.                    73,300                     1,723

PUBLISHING--NEWSPAPERS (0.4%)
  Knight Ridder                               135,000                     7,615
  Washington Post Co. Class B                   3,700                     2,401

RADIO & Television Broadcasters (1.7%)
* Clear Channel
    Communications, Inc.                      876,354                    30,453
* Emmis Communications, Inc.                  287,000                     5,453
* Westwood One, Inc.                          114,200                     4,083
* Entercom Communications Corp.                67,800                     3,212
* Cumulus Media Inc.                          146,900                     2,593

RENT LEASE SERVICES--CONSUMER (0.3%)
* Rent-A-Center, Inc.                         144,800                     7,522

RESTAURANTS (1.0%)
* Yum! Brands, Inc.                           217,300                     6,021
  CBRL Group, Inc.                            230,266                     5,255
* CEC Entertainment Inc.                      123,200                     4,202
  Wendy's International, Inc.                 112,900                     3,738
* Outback Steakhouse                          115,100                     3,163
  Darden Restaurants Inc.                     121,400                     2,943
  Ruby Tuesday, Inc.                           45,600                       856

RETAIL (9.5%)
  Lowe's Cos., Inc.                           781,600                    32,358
  Wal-Mart Stores, Inc.                       491,100                    24,182
* Bed Bath & Beyond, Inc.                     705,000                    22,962
* Kohl's Corp.                                368,200                    22,390
* USA Interactive                           1,122,200                    21,748
  Home Depot, Inc.                            747,400                    19,507
* Staples, Inc.                             1,252,900                    16,025
* Michaels Stores, Inc.                       280,100                    12,801
* Williams-Sonoma, Inc.                       428,400                    10,123
* Amazon.com, Inc.                            580,800                     9,252
  Target Corp.                                293,200                     8,655
* Abercrombie & Fitch Co.                     405,700                     7,980
  Limited Brands, Inc.                        420,600                     6,031
* Big Lots Inc.                               323,100                     5,115
* Chico's FAS, Inc.                           291,900                     4,650
  Pier 1 Imports Inc.                         221,300                     4,220
* AutoNation, Inc.                            349,900                     4,031
* AutoZone Inc.                                28,500                     2,247
* Zale Corp.                                   73,300                     2,211
  Ross Stores, Inc.                            56,700                     2,021
* Fisher Scientific International Inc.         65,300                     1,982
* Dollar Tree Stores, Inc.                     82,000                     1,807
* PETsMART, Inc.                              100,800                     1,795
  Circuit City Stores, Inc.                   100,900                     1,529
* PETCO Animal Supplies, Inc.                  45,400                       985
* Advance Auto Parts, Inc.                     13,700                       723

SERVICES--COMMERCIAL (1.2%)
  Manpower Inc.                               257,800                     7,564
* Cendant Corp.                               575,000                     6,187
* Aramark Corp. Class B                       289,900                     6,088
* AMN Healthcare Services, Inc.               203,000                     3,755
* Overture Services, Inc.                      98,200                     2,315
* Weight Watchers
    International, Inc.                         46,400                    2,012
* KPMG Consulting Inc.                        209,500                     1,353
* Iron Mountain, Inc.                          28,700                       717
  Pennzoil-Quaker State Co.                    25,900                       569

SHOES (0.1%)
* Reebok International Ltd.                    60,900                     1,526

TEXTILES APPAREL MANUFACTURING (0.3%)
* Jones Apparel Group, Inc.                   264,200                     8,111
* Coach, Inc.                                  26,600                       681

TOYS (0.2%)
  Mattel, Inc.                                298,300                     5,372
                                                                ----------------
                                                                $       654,491
                                                                ----------------

CONSUMER STAPLES (5.6%)
  PepsiCo, Inc.                               962,300                    35,557
  The Coca-Cola Co.                           297,600                    14,273
  Philip Morris Cos., Inc.                    367,800                    14,271
  Procter & Gamble Co.                        147,200                    13,157
  Coca-Cola Enterprises, Inc.                 548,900                    11,659
  The Clorox Co.                              252,400                    10,141
  ConAgra Foods, Inc.                         296,700                     7,373
  Tyson Foods, Inc.                           520,700                     6,056
  Anheuser-Busch Cos., Inc.                   118,000                     5,971
  Walgreen Co.                                160,100                     4,925

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                               SHARES                     (000)
--------------------------------------------------------------------------------
  Colgate-Palmolive Co.                        86,100           $         4,645
* Performance Food Group Co.                  134,500                     4,568
  CVS Corp.                                   175,000                     4,436
  Kraft Foods Inc.                             74,300                     2,709
  Dial Corp.                                  123,100                     2,642
  Sysco Corp.                                  59,300                     1,684
* The Kroger Co.                              110,500                     1,558
* Safeway, Inc.                                33,900                       756
                                                                ----------------
                                                                $       146,381
                                                                ----------------
FINANCIAL SERVICES (13.9%)
  First Data Corp.                          1,609,100                    44,974
  American International
    Group, Inc.                               726,335                    39,731
  Citigroup, Inc.                             926,187                    27,461
  Ace, Ltd.                                   763,700                    22,613
  Freddie Mac                                 382,700                    21,393
  H & R Block, Inc.                           372,500                    15,649
  Merrill Lynch & Co., Inc.                   400,000                    13,180
  Ambac Financial Group, Inc.                 241,400                    13,009
  Fannie Mae                                  191,100                    11,378
* Affiliated Computer
    Services, Inc. Class A                    250,400                    10,655
  MBIA, Inc.                                  263,500                    10,527
  Fidelity National Financial, Inc.           322,662                     9,270
  Moody's Corp.                               187,400                     9,089
  First Tennessee National Corp.              235,200                     8,154
* SunGard Data Systems, Inc.                  402,000                     7,819
  Automatic Data Processing, Inc.             190,900                     6,638
  Synovus Financial Corp.                     296,500                     6,114
  St. Paul Cos., Inc.                         175,800                     5,049
* BISYS Group, Inc.                           290,000                     4,846
  Fifth Third Bancorp                          78,900                     4,831
  American Express Co.                        153,100                     4,774
  Greater Bay Bancorp                         251,200                     4,569
* DST Systems, Inc.                           143,800                     4,238
  Countrywide Credit Industries, Inc.          87,400                     4,121
  Marsh & McLennan Cos., Inc.                  96,700                     4,027
  Green Point Financial Corp.                  85,600                     3,573
  Progressive Corp. of Ohio                    68,600                     3,473
  MBNA Corp.                                  186,000                     3,419
  Legg Mason Inc.                              77,400                     3,294
  Marshall & Ilsley Corp.                     110,200                     3,073
  TCF Financial Corp.                          67,700                     2,866
* Providian Financial Corp.                   517,800                     2,537
  Deluxe Corp.                                 53,600                     2,415
* Fiserv, Inc.                                 80,000                     2,246
  North Fork Bancorp, Inc.                     57,500                     2,176
  Wells Fargo & Co.                            42,400                     2,042
  Hudson United Bancorp                        72,100                     1,918
  Capital One Financial Corp.                  53,700                     1,875
  T. Rowe Price Group Inc.                     73,000                     1,822
* CheckFree Corp.                             146,200                     1,664
  Equifax, Inc.                                75,600                     1,644
  Allied Capital Corp.                         70,000                     1,532
* Concord EFS, Inc.                            95,900                     1,523
* AmeriCredit Corp.                           160,000                     1,291
  Charles Schwab Corp.                        112,900                       982
* E*TRADE Group, Inc.                         200,500                       892
  The Bank of New York Co., Inc.               21,400                       615
* United Rentals, Inc.                         58,400                       493
  Household International, Inc.                16,900                       478
  Radian Group, Inc.                           14,200                       464
                                                                ----------------
                                                                $       362,416
                                                                ----------------

HEALTH CARE (27.6%)

BIOTECH RESEARCH & Production (2.5%)
  Serono SA ADR                             1,141,200                    13,774
* Cephalon, Inc.                              278,500                    11,368
* Chiron Corp.                                287,400                    10,042
* Amgen, Inc.                                 218,600                     9,116
* Genzyme Corp.-
    General Division                          425,300                     8,765
* Charles River
  Laboratories, Inc.                          146,700                     5,758
  Baxter International, Inc.                   91,600                     2,798
* Quintiles Transnational Corp.               284,700                     2,707
* Genentech, Inc.                              13,700                       447

DRUGS & Pharmaceuticals (11.6%)
  Pharmacia Corp.                             906,700                    35,252
  Pfizer, Inc.                              1,145,600                    33,245
* Gilead Sciences, Inc.                       896,100                    30,046
  Johnson & Johnson                           546,600                    29,560
  Abbott Laboratories                         719,600                    29,072
  AstraZeneca Group PLC ADR                   755,000                    23,080
  Schering-Plough Corp.                       815,900                    17,395
  Eli Lilly & Co.                             292,300                    16,176
  AmerisourceBergen Corp.                     200,100                    14,291
  Merck & Co., Inc.                           253,600                    11,592
* Forest Laboratories, Inc.                   138,400                    11,350
  Mylan Laboratories, Inc.                    275,400                     9,017
* King Pharmaceuticals, Inc.                  407,200                     7,399
  Wyeth                                       219,500                     6,980
* Barr Laboratories, Inc.                      96,100                     5,986
* Shionogi & Co. Ltd.                         550,000                     5,936
  Cardinal Health, Inc.                        91,000                     5,660
* Amylin Pharmaceuticals, Inc.                295,300                     4,908
  Bristol-Myers Squibb Co.                     97,100                     2,311
* Medicis Pharmaceutical Corp.                 38,200                     1,561
  ICN Pharmaceuticals, Inc.                   162,500                     1,472
* SICOR, Inc.                                  93,600                     1,424

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MORGAN GROWTH FUND                             SHARES                     (000)
--------------------------------------------------------------------------------
ELECTRONICS--MEDICAL SYSTEMS (1.2%)
* Affymetrix, Inc.                            535,500                    11,138
  Medtronic, Inc.                             199,500                     8,403
* Amersham PLC                                841,233                     7,071
* Varian Medical Systems, Inc.                116,700                     5,017

HEALTH & Personal Care (1.0%)
  McKesson Corp.                              669,500                    18,967
* Express Scripts Inc.                         98,100                     5,348
  Omnicare, Inc.                               63,200                     1,335

HEALTH CARE FACILITIES (4.0%)
  HCA Inc.                                    527,200                    25,100
* Triad Hospitals, Inc.                       545,300                    20,694
* Laboratory Corp.of America Holdings         522,000                    17,633
* Quest Diagnostics, Inc.                     198,200                    12,195
* Tenet Healthcare Corp.                      222,450                    11,011
* Gambro AB Class A                         1,614,300                     6,424
* Pharmaceutical Product
    Development, Inc.                         243,900                     4,717
* LifePoint Hospitals, Inc.                   106,100                     3,309
* DaVita, Inc.                                113,500                     2,679

HEALTH CARE MANAGEMENT SERVICES (3.9%)
  UnitedHealth Group Inc.                     288,700                    25,180
* WellPoint Health Networks
    Inc. Class A                              290,400                    21,286
* Cerner Corp.                                426,100                    15,003
* Caremark Rx, Inc.                           778,200                    13,229
* Oxford Health Plans, Inc.                   318,300                    12,395
* Universal Health Services
    Class B                                   158,400                     8,102
* AdvancePCS                                  273,412                     6,160
* WebMD Corp.                                 169,488                       856

MEDICAL & DENTAL INSTRUMENTS & Supplies (3.2%)
  Beckman Coulter, Inc.                       499,500                    19,331
  Becton, Dickinson & Co.                     547,400                    15,546
* St. Jude Medical, Inc.                      360,000                    12,852
* Henry Schein, Inc.                          165,000                     8,704
  C.R. Bard, Inc.                             150,000                     8,195
* Guidant Corp.                               206,200                     6,662
  DENTSPLY International Inc.                 136,100                     5,467
* STERIS Corp.                                176,300                     4,392
* Boston Scientific Corp.                     110,700                     3,494

MEDICAL SERVICES (0.2%)
* Coventry Health Care Inc.                   150,800                     4,901
                                                                ----------------
                                                                $       721,284
                                                                ----------------
INTEGRATED OILS (0.5%)
  Amerada Hess Corp.                          151,000                    10,250
  YUKOS ADR                                    13,300                     1,805
  Petrol Brasil Series A ADR                  104,400                       997
                                                                ----------------
                                                                $        13,052
                                                                ----------------

OTHER ENERGY (1.0%)
  Ocean Energy, Inc.                          289,500                     5,776
  EnCana Corp.                                147,200                     4,431
  ENSCO International, Inc.                   176,600                     4,422
  Pogo Producing Co.                           91,000                     3,099
* Varco International, Inc.                   145,400                     2,460
  Burlington Resources, Inc.                   63,200                     2,424
  Rowan Cos., Inc.                            102,500                     1,911
* Forest Oil Corp.                             56,200                     1,433
  XTO Energy, Inc.                             40,400                       833
                                                                ----------------
                                                                $        26,789
                                                                ----------------

MATERIALS & Processing (1.3%)
* American Standard Cos., Inc.                105,200                     6,693
* Sealed Air Corp.                            343,100                     5,795
* Pactiv Corp.                                251,300                     4,134
* Shaw Group, Inc.                            274,600                     3,899
  Monsanto Co.                                211,789                     3,238
  Avery Dennison Corp.                         40,200                     2,291
  Newmont Mining Corp.
    (Holding Company)                          73,200                     2,014
* Energizer Holdings, Inc.                     64,300                     1,955
  Masco Corp.                                  71,900                     1,406
* FMC Technologies Inc.                        64,300                     1,078
  Alcoa Inc.                                   22,300                       430
                                                                ----------------
                                                                $        32,933
                                                                ----------------

PRODUCER DURABLES (2.0%)
* KLA-Tencor Corp.                            348,600                     9,740
* Lexmark International, Inc.                 148,800                     6,994
  Rockwell Collins, Inc.                      240,200                     5,270
  D. R. Horton, Inc.                          265,800                     4,949
* Cymer, Inc.                                 210,900                     3,931
  The Boeing Co.                              111,900                     3,819
* Applied Materials, Inc.                     287,400                     3,319
* NVR, Inc.                                     8,100                     2,429
* AGCO Corp.                                   99,700                     2,313
  Pitney Bowes, Inc.                           73,400                     2,238
* Thermo Electron Corp.                        90,500                     1,460
  Lennar Corp.                                 24,700                     1,378
  United Technologies Corp.                    19,700                     1,113
  HON Industries, Inc.                         42,800                     1,089

  Danaher Corp.                                18,100                     1,029

* Tektronix, Inc.                              56,900                       935

* LAM Research Corp.                           95,000                       845
                                                                ----------------
                                                                $        52,851
                                                                ----------------

TECHNOLOGY (12.9%)
* Microsoft Corp.                           1,313,500                    57,452
* Dell Computer Corp.                       1,759,000                    41,354

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                               SHARES                     (000)
--------------------------------------------------------------------------------
* Cisco Systems, Inc.                       3,440,600                    36,057
  Intel Corp.                               1,879,700                    26,109
* Intuit, Inc.                                482,400                    21,964
* Samsung Electronics Co.,
    Ltd. GDR                                   85,000                    10,073
* QLogic Corp.                                364,500                     9,492
* UTStarcom, Inc.                             574,900                     8,779
  International Business
    Machines Corp.                            148,400                     8,665
* Emulex Corp.                                760,300                     8,561
* Symantec Corp.                              246,700                     8,306
* Computer Sciences Corp.                     295,000                     8,198
* Microchip Technology, Inc.                  394,250                     8,062
  Harris Corp.                                209,900                     7,030
* Siebel Systems, Inc.                      1,212,600                     6,972
* Brocade Communications Systems, Inc.        840,000                     6,325
* Intersil Corp.                              481,600                     6,242
  Applera Corp.-Applied
    Biosystems Group                          286,700                     5,247
  Scientific-Atlanta, Inc.                    414,300                     5,183
* Oracle Corp.                                655,600                     5,153
  Texas Instruments, Inc.                     309,200                     4,567
* National Semiconductor Corp.                378,500                     4,519
* Ingram Micro, Inc. Class A                  325,800                     4,333
* Unisys Corp.                                462,500                     3,238
* International Rectifier Corp.               206,300                     3,222
* QUALCOMM Inc.                               111,700                     3,085
* Integrated Circuit Systems, Inc.            188,600                     2,961
* Acxiom Corp.                                192,600                     2,731
  Motorola, Inc.                              233,300                     2,375
* PanAmSat Corp.                              118,500                     2,056
* Jabil Circuit, Inc.                         133,800                     1,978
* Zebra Technologies Corp. Class A             31,300                     1,649
  Reynolds & Reynolds Class A                  56,500                     1,268
* J.D. Edwards & Co.                          119,000                     1,101
* EMC Corp.                                   221,600                     1,013
  Electronic Data Systems Corp.                71,900                     1,005
* Network Associates, Inc.                     34,000                       361
* Veritas Software Corp.                       21,800                       320
* Sun Microsystems, Inc.                       89,600                       232
                                                                ----------------
                                                                $       337,238
                                                                ----------------

UTILITIES (1.6%)
* NEXTEL Communications, Inc.               1,156,100                     8,729
* Comcast Corp.-Special Class A               325,000                     6,780
  AT&T Corp.                                  458,700                     5,509
  ALLTEL Corp.                                122,200                     4,904
  Sprint Corp.                                534,100                     4,871
  Korea Electric Power Corp. ADR              495,000                     4,618
* Sky Perfect Communications Inc.               4,500                     4,066
* AT&T Wireless Services Inc.                 332,600                     1,370
* Cox Communications, Inc. Class A             32,700                       804
  Kinder Morgan, Inc.                          19,900                       705
  America Movil SA de CV
    Series L ADR                               45,300                       547
                                                                ----------------
                                                                $        42,903
                                                                ----------------

OTHER (2.4%)
  General Electric Co.                      1,767,900                    43,579
  3M Co.                                       56,400                     6,202
* Industria de Diseno Textil, SA              203,990                     4,133
* SPX Corp.                                    39,100                     3,945
  Fortune Brands, Inc.                         59,400                     2,809
  Hillenbrand Industries, Inc.                 33,000                     1,792
  Honeywell International Inc.                 36,000                       780
                                                                ----------------
                                                                $        63,240
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,749,709)                           $     2,492,898
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (5.6%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts-
  Total Stock Market                          350,400                    26,893

                                          FACE AMOUNT
                                                (000)
                                        -------------
Federal National Mortgage Assn.
(2) 1.71%, 10/30/2002                     $     7,000           $         6,991
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.95%, 10/1/2002                             98,772                    98,772
  1.95%, 10/1/2002--Note G                     12,896                    12,896
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $153,526)                                                       145,552
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (Cost $2,903,235)                                                   2,638,450
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     27,970
Liabilities--Note G                                                     (51,721)
                                                                ----------------
                                                                        (23,751)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $     2,614,699
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 2.6%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------

                                                                         AMOUNT
MORGAN GROWTH FUND                                                        (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $     4,069,386
Undistributed Net Investment Income                                       4,857
Accumulated Net Realized Losses--Note E                              (1,190,644)
Unrealized Depreciation--Note F
  Investment Securities                                                (264,785)
  Futures Contracts                                                      (4,115)
--------------------------------------------------------------------------------
NET ASSETS                                                      $     2,614,699
================================================================================

Investor Shares--Net Assets
Applicable to 225,747,020 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $     2,368,936
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         10.49
================================================================================

Admiral Shares--Net Assets
Applicable to 7,544,416 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $       245,763
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         32.58
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              MORGAN GROWTH FUND
                                                   YEAR ENDED SEPTEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                    $        25,743
  Interest                                                                2,061
  Security Lending                                                          240
--------------------------------------------------------------------------------
    Total Income                                                         28,044
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               3,713
  Performance Adjustment                                                    (32)
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      10,790
    Admiral Shares                                                          735
  Marketing and Distribution
    Investor Shares                                                         483
    Admiral Shares                                                           29
Custodian Fees                                                               47
Auditing Fees                                                                12
Shareholders' Reports and Proxies
    Investor Shares                                                         158
    Admiral Shares                                                            1
Trustees' Fees and Expenses                                                   4
--------------------------------------------------------------------------------
    Total Expenses                                              $        15,940
    Expenses Paid Indirectly--Note D                                       (822)
--------------------------------------------------------------------------------
    Net Expenses                                                         15,118
--------------------------------------------------------------------------------
NET INVESTMENT INCOME 12,926
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold*                                        (439,711)
    Futures Contracts                                                   (10,401)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (450,112)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                               (95,936)
    Futures Contracts                                                     3,147
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (92,789)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      (529,975)
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies of the fund were $918,000 and $2,180,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


----------------------------------------------------------------------------------------------
                                                              MORGAN GROWTH FUND
                                                ----------------------------------------------
                                                  YEAR                                    YEAR
                                                 ENDED             JAN. 1 TO             ENDED
                                        SEPT. 30, 2002       SEPT. 30, 2001*     DEC. 31, 2000
                                                 (000)                 (000)             (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                     $     12,926          $     15,599      $    40,239
Realized Net Gain (Loss)                      (450,112)             (741,159)         647,265
Change in Unrealized Appreciation
    (Depreciation)                             (92,789)             (426,070)      (1,403,338)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations          (529,975)           (1,151,630)        (715,834)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                              (17,878)                   --          (38,655)
  Admiral Shares                                (1,945)                   --               --
Realized Capital Gain**
  Investor Shares                                   --               (13,439)        (746,126)
  Admiral Shares                                    --                    --               --
----------------------------------------------------------------------------------------------
    Total Distributions                        (19,823)              (13,439)        (784,781)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                             (203,031)             (483,688)       1,095,281
  Admiral Shares                                34,676               320,610               --
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions                (168,355)             (163,078)       1,095,281
----------------------------------------------------------------------------------------------
  Total Increase (Decrease)                   (718,153)           (1,328,147)        (405,334)
----------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        3,332,852             4,660,999        5,066,333
----------------------------------------------------------------------------------------------
  End of Period                           $  2,614,699          $  3,332,852      $ 4,660,999
==============================================================================================
* The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.
** Includes  short-term gain  distributions  totaling $0, $0, and  $240,845,000, respectively.  Short-term  gain  distributions  are treated as  ordinary  income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


MORGAN GROWTH FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED       JAN. 1 TO            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                             SEPT. 30,       SEPT. 30, ------------------------------------------
THROUGHOUT EACH PERIOD                                   2002           2001*      2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.71          $17.08    $22.92     $19.72     $17.54    $15.63
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .049             .06       .16        .14        .18      .160
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     (2.194)          (4.38)    (2.90)      6.29       3.61     4.435
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   (2.145)          (4.32)    (2.74)      6.43       3.79     4.595
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.075)             --      (.15)      (.15)      (.18)    (.160)
  Distributions from Realized Capital Gains                --            (.05)    (2.95)     (3.08)     (1.43)   (2.525)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (.075)           (.05)    (3.10)     (3.23)     (1.61)   (2.685)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $10.49          $12.71    $17.08     $22.92     $19.72    $17.54
========================================================================================================================

TOTAL RETURN                                          -17.04%         -25.33%   -12.51%     34.10%     22.26%    30.81%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $2,369          $3,066    $4,661     $5,066     $3,555    $2,795
  Ratio of Total Expenses to
    Average Net Assets                                  0.48%         0.43%**     0.40%      0.42%      0.44%     0.48%
  Ratio of Net Investment Income to
    Average Net Assets                                  0.37%         0.49%**     0.73%      0.71%      0.96%     0.93%
  Portfolio Turnover Rate                                104%             53%       94%        65%        81%       76%
========================================================================================================================
* The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.
** Annualized.

MORGAN GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                    YEAR ENDED       MAY 14* TO
                                                     SEPT. 30,        SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2002           2001**
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $39.44           $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .20              .12
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (6.79)          (10.68)
--------------------------------------------------------------------------------
    Total from Investment Operations                     (6.59)          (10.56)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.27)              --
  Distributions from Realized Capital Gains                 --               --
--------------------------------------------------------------------------------
    Total Distributions                                   (.27)              --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $32.58           $39.44
================================================================================

TOTAL RETURN                                           -16.90%          -21.12%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $246             $267
  Ratio of Total Expenses to
    Average Net Assets                                   0.36%           0.36%+
  Ratio of Net Investment Income to
    Average Net Assets                                   0.49%           0.56%+
  Portfolio Turnover Rate                                 104%              53%
================================================================================
* Inception.
** The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+Annualized.




NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. Prior to September 1, 2002, the basic fees of each adviser were subject to quarterly adjustments based on performance for the preceding three years relative to the Growth Fund Stock Index, an index of the equity holdings of the largest growth stock mutual funds. Effective September 1, 2002, the basic fees for Wellington Management Company, llp, and Franklin Portfolio Associates, LLC are subject to quarterly performance adjustments relative to a combination of the Growth Fund Stock Index and their new benchmarks, the Russell 3000 Growth Index and the Russell Midcap Growth Index, respectively. Both benchmark changes will be fully phased in by September 2005.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $584,000 for the year ended September 30, 2002.

     For the year ended September 30, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before a decrease of $32,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $545,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.54% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2002, these arrangements reduced the fund's expenses by $822,000 (an annual rate of 0.02% of average net assets).

E. During the year ended September 30, 2002, the fund purchased $3,384,433,000 of investment securities and sold $3,513,672,000 of investment securities, other than temporary cash investments.

     At  September  30,  2002,  the  fund  had  available   realized  losses  of
$1,194,762,000 to offset future net capital gains of $786,337,000 through September 30, 2010, and $408,425,000 through September 30, 2011.

F. At September 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $264,785,000, consisting of unrealized gains of $224,298,000 on securities that had risen in value since their purchase and $489,083,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                     (000)
                                ------------------------------------------------
                                                    AGGREGATE         UNREALIZED
                                    NUMBER OF      SETTLEMENT       APPRECIATION
FUTURES CONTRACTS              LONG CONTRACTS           VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                             138         $28,118           $(2,798)
S&P MidCap 400 Index                      106          21,616            (1,317)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2002, was $11,905,000, for which the fund held cash collateral of $12,896,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------------
                                        YEAR ENDED                  JANUARY 1 TO               YEAR ENDED
                                 SEPTEMBER 30, 2002          SEPTEMBER 30, 2001*        DECEMBER 31, 2000
                              -----------------------      ----------------------    ------------------------
                                AMOUNT        SHARES        AMOUNT         SHARES      AMOUNT         SHARES
                                 (000)         (000)         (000)          (000)       (000)          (000)
-------------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                      $321,942        24,326      $408,416         25,596  $1,462,014         65,713
  Issued in Lieu of
    Cash Distributions          17,165         1,185        12,965            893     756,571         41,615
  Redeemed                    (542,138)      (40,937)     (905,069)       (58,246) (1,123,304)       (55,398)
                              -------------------------------------------------------------------------------
    Net Increase (Decrease)--
     Investor Shares          (203,031)      (15,426)     (483,688)       (31,757)  1,095,281         51,930
                              -------------------------------------------------------------------------------
Admiral Shares
  Issued                        82,658         1,961       329,692          6,992          --             --
  Issued in Lieu of
    Cash Distributions           1,823            41            --             --          --             --
  Redeemed                     (49,805)       (1,234)       (9,082)          (216)         --             --
                              -------------------------------------------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares            34,676           768       320,610          6,776          --             --
-------------------------------------------------------------------------------------------------------------
* The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

OCTOBER 28, 2002


--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION

(unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

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                                       27

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Morgan, Consolidated View, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

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